Exhibit 10.24

AMENDMENT TO EMPLOYMENT AGREEMENT

AMENDMENT AGREEMENT dated August 9, 2018 between Titan Pharmaceuticals, Inc. (the “Company”) and Sunil Bhonsle (“Executive”).

WHEREAS, the Company and Executive are parties to an employment agreement dated September 29, 2016 (the “Employment Agreement”); and

WHEREAS, the Company and Executive wish to extend the Employment Agreement to provide for uninterrupted service by the Executive

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows. Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

1.                  Term. Section 1.2 of the Employment Agreement is hereby amended by deleting the reference to “two (2) years” and replacing it with “thirty (30) months”.

2.                  Miscellaneous. Except as expressly amended by this Amendment Agreement, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the day and year first above written.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Marc Rubin
Name: Marc Rubin
Title: Executive Chairman

EXECUTIVE

/s/ Sunil Bhonsle
Name: Sunil Bhonsle